Exhibit 10.3

业务经营协议

Business Operation Agreement

本业务经营协议(下称“本协议”)由下列各方(下称“协议各方”)于2022 年 11月 27日在中国盘锦市签订:

This business operation agreement (hereinafter referred to as the “Agreement”) was signed by the following parties (hereinafter referred to as the “Parties to the Agreement”) on November 27,2022 in Panjin, China:

甲方: 佰迦康（辽宁）健康信息咨询服务有限公司（“辽宁佰迦康”）

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd. ( “Baijiakang Liaoning” )

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

乙方: 辽宁康拜尔生物科技开发有限公司(“康拜尔生物”)

Party B: Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”)

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

丙方

Party C:

孙秀芝，身份证号：211321195609273844

Sun Xiu Zhi , ID No.211321195609273844

地址: 辽宁省盘锦市兴隆台区创新街商东社区鹤翔路53-2-2-201

Address:53-2-2-201, Hexiang Road, Shangdong Community, Xininnovation Street, Xinglongtai District, Panjin City, Liaoning Province

李静，身份证号：210711197902204028

Li Jing , ID No.210711197902204028

地址:辽宁省盘锦市兴隆台区振兴街设计院社区56-2-301

Address: 56-2-301, Zhenxing Street Design Institute Community, Xinglongtai District, Panjin City, Liaoning Province

 李莹，身份证号：21092119811107216X

Li Ying , ID No.21092119811107216X

地址:辽宁省阜新蒙古族自治县卧凤沟乡七家子村七家子南地44号

Address:No. 44 Qizi Nandi, Qizi Village, Wufenggou Township, Fuxin Mongolian Autonomous County, Liaoning Province

苑晓燕，身份证号：130634198811023583

Yuan Xiao Yan , ID No.130634198811023583

地址:河北省保定市曲阳县灵山镇横河口村39号

Address:39 Henghekou Village, Lingshan Town, Quyang County, Baoding City, Hebei Province

李杰，身份证号：370686200104227924

Li Jie, ID No.370686200104227924

地址:山东省栖霞市寺口镇邴家岭村75号

Address:No.75, Bing Jialing Village, Sikou Town, Qixia City, Shandong Province

孙天柱，身份证号：150426198704251559

Sun Tian Zhu, ID No.150426198704251559

地址:内蒙古赤峰市翁牛特旗亿合公镇四方地村大营子村民组

Address:Dayingzi Village Group, Sifang Di Village, Renhegong Town, Wengniute Banner, Chifeng City, Inner Mongolia

鉴于:

Given

1. 甲方是一家在中华人民共和国境内合法成立并有效存续的外商独资企业;

Party A is a foreign-invested enterprise legally established and validly existing within the territory of the People’s Republic of China;

2. 乙方是一家在中国注册成立的有限责任公司;

Party B is a limited liability company incorporated in China;

3. 甲方与乙方已经通过签署《独家咨询和服务协议》等协议建立了业务关系; 乙方在该等协议项下 应向甲方支付各种款项, 因此, 乙方的日常经营活动将对其向甲方支付相应款项的能力产生实质性的影响;

Party A and Party B have established a business relationship by signing the “Exclusive Consultation and Service Agreement” and other agreements; Party B shall make various payments to Party A under these agreements. Therefore, Party B will pay to them in their daily business activities. Party A’s ability to make corresponding payments has a substantial impact;

4. 丙方各方为乙方的股东(下称“股东”), 其中, 孙秀芝持有85.964%的股权，李静持有6%的股权，李莹持有3%的股权，苑晓燕持有3.5%的股权，李杰持有1.5%的股权，孙天柱持有0.036%的 股权。

Parties to Party C are shareholders of Party B (hereinafter referred to as “shareholders”), of which Sun Xiuzhi hold 85.964% equity，Li Jing hold 6% equity, Li Ying hold 3% equity,Yuan Xiaoyan hold 3.5% equity,Li Jie hold 1.5% equity, and Sun Tianzhu hold 0.036% equity.

据此, 协议各方经过友好协商, 本着平等互利的原则, 达成如下协议以资遵守:

Based on this, the parties to the agreement have reached the following agreement to comply with them through friendly consultations based on the principle of equality and mutual benefit:

一、 不作为义务Obligation of Omission

为保证乙方履行与甲方签订的各项协议及对甲方承担的各项义务, 股东在此确认并同意, 除非获得甲方或甲方指定的其他方的事先书面同意, 乙方将不会进行任何有可能实质影响其资产、业务、人员、义务、权利或公司经营的交易, 包括但不限于如下内容:

In order to ensure that Party B fulfills the various agreements signed with Party A and various obligations to Party A, the shareholders hereby confirm and agree that Party B will not proceed unless it obtains the prior written consent of Party A or other parties designated by Party A. Any transaction that may materially affect its assets, business, personnel, obligations, rights, or company operations, including but not limited to the following:

1.1 进行任何超出公司正常经营范围的活动或非以与过去一致和通常的方式经营公司业务。

Carrying out any activities beyond the normal business scope of the company or operating the company’s business in a consistent and usual manner with the past.

1.2 向任何第三方借款或承担任何债务。

Borrow or assume any debts from any third party.

1.3 变更或罢免任何公司董事或撤换公司的任何高级管理人员。

Change or dismiss any company directors or replace any senior management personnel of the company.

1.4 向任何第三方出售或获取或以其它方式处置任何金额超过人民币20万元的资产或权利, 包括但 不限于任何知识产权。

Sell or acquire or otherwise dispose of any assets or rights in excess of RMB 200,000 to any third party, including but not limited to any intellectual property rights.

1.5 向任何第三方以其资产或知识产权提供担保或提供任何其他形式的担保或在公司资产上设置任何其他权利负担。

To provide guarantees or provide any other forms of guarantees to any third party for its assets or intellectual property rights or to place any other burden of rights on the company’s assets.

1.6 修改公司章程或改变公司的经营范围。

Amend the company’s articles of association or change the company’s business scope.

1.7 改变公司正常的业务程序或修改任何重大的公司内部规章制度。

Change the company’s normal business procedures or modify any major company internal rules and regulations.

1.8 向任何第三方转让本协议项下的权利义务。

Assign the rights and obligations under this agreement to any third party.

1.9 对其业务经营模式、市场营销策略、经营方针或客户关系作出重大调整。

Make major adjustments to its business operation model, marketing strategy, operation policy or customer relationship.

1.10 以任何形式进行红利、股息的分配。

Dividends and dividends are distributed in any form.

二、 经营管理与人事安排Operation management and personnel arrangements

2.1	乙方及股东特此同意接受甲方不时向其提供的有关公司员工聘任和解聘、公司日常经营管理以及公司财务管理制度等方面的建议, 并予以严格执行。

Party B and shareholders hereby agree to accept and strictly implement the recommendations provided by Party A on the employment and dismissal of company employees, the company’s daily operation and management, and the company’s financial management system from time to time.

2.2	乙方及股东在此同意, 股东将按照法律法规和公司章程规定的程序选举甲方指定的人选担任乙方的董事（含执行董事）, 并促使该等当选的董事按照甲方推荐的人选选举公司董事长（如适用）, 并将委任由甲方指定的人员作为乙方的总经理、财务总监及其他高级管理人员。

Party B and the shareholders hereby agree that the shareholders will elect persons designated by Party A to serve as directors (including executive directors) of Party B in accordance with the procedures prescribed by laws, regulations and the company’s articles of association, and urge those elected directors to elect the company in accordance with the persons recommended by Party A The chairman of the board (if applicable), and will appoint the personnel designated by Party A as the general manager, chief financial officer and other senior management personnel of Party B.

2.3	上述甲方指定的董事/执行董事或高级管理人员若离开甲方、无论是自愿离职或是被甲方解聘, 均将同时失去在乙方担任任何职务的资格。此种情况下, 股东将立即解聘上述人士在乙方担任的任何职务, 并立即选举并聘请甲方另行指定的其他人员担任该等职务。

If the directors/executive directors or senior management personnel designated by Party A leave Party A, whether they resign voluntarily or are dismissed by Party A, they will lose their qualifications to hold any position in Party B at the same time. In this case, the shareholders will immediately dismiss any positions held by the above-mentioned persons in Party B, and immediately elect and hire other personnel designated by Party A to assume such positions.

2.4	为上述2.3条之目的, 股东将依照法律、公司章程及本协议的规定, 采取一切必要的公司内部和外部程序以完成上述解聘和聘任程序。

For the purpose of Article 2.3 above, the shareholders will take all necessary internal and external procedures of the company to complete the above-mentioned dismissal and appointment procedures in accordance with the provisions of the law, the company’s articles of association and this agreement.

2.5	股东在此同意在本协议签订的同时, 将签订内容如本协议附件一之授权委托书, 根据该委托书股东将不可撤销地授权甲方指定的人员, 代为行使其股东权利, 并在乙方的股东会上以股东的名义行使股东所享有的全部股东表决权。股东进一步同意其将随时依照甲方的要求更换上述授权委托书中被指定授权的人士。

The shareholders hereby agree that at the same time as the signing of this agreement, they will sign a power of attorney with the content as Annex I of this agreement. According to the power of attorney, the shareholders will irrevocably authorize the personnel designated by Party A to exercise their shareholders’ rights on their behalf, and in Party B The shareholders’ meeting exercises all shareholders’ voting rights in the name of shareholders. The shareholders further agree that they will replace the authorized person specified in the above power of attorney at any time in accordance with the requirements of Party A.

三、 其它约定Other agreements

3.1	如果甲方和乙方之间的任一协议终止或期满, 甲方将有权决定是否终止甲方和乙方之间的所有协议, 包括但不限于独家咨询和服务协议。

If any agreement between Party A and Party B terminates or expires, Party A will have the right to decide whether to terminate all agreements between Party A and Party B, including but not limited to exclusive consultation and service agreements.

3.2	鉴于甲方与乙方已经通过签署独家咨询和服务协议等协议已建立了业务关系, 乙方的日常经营活动将对其向甲方支付相应款项的能力产生实质性的影响。股东同意, 其作为乙方股东的身份自乙方处取得的任何红利、股息分配或其它任何收益或利益(不论其具体形式), 应当在实现时, 不附加任何条件将收益或利益立即向甲方支付或无偿转让并按照甲方的要求提供或采取所有为实现该等支付或转让所需的所有文件或所有行动。

In view of the fact that Party A and Party B have established a business relationship by signing exclusive consultation and service agreements and other agreements, Party B’s daily business activities will have a substantial impact on its ability to make corresponding payments to Party A. The shareholders agree that any dividends, dividend distributions, or any other income or benefits (regardless of their specific form) obtained from Party B as a shareholder of Party B shall be paid to Party A immediately without any conditions. Or transfer free of charge and provide or take all documents or all actions required to realize such payment or transfer in accordance with Party A’s requirements.

四、 全部协议和协议修改All agreements and agreement modifications

4.1	本协议及其所提及或明示包含的所有协议和/或文件构成各方之间就本协议标的事宜所达成的全部协议, 并取代先前各方有关本协议标的事宜的所有口头及书面的协议、合同、谅解及通讯。

This agreement and all the agreements and/or documents referred to or expressly contained in this agreement constitute all agreements reached between the parties on the subject matter of this agreement, and replace all oral and written statements of the previous parties regarding the subject matter of this agreement. Agreements, contracts, understandings and communications.

4.2	对本协议的任何修改只有经各方签署书面协议后方为有效。经过各方适当签字的有关本协议的修改协议和补充协议是本协议的组成部分, 具有与本协议同等的法律效力。

Any modification to this agreement will only be effective after the parties have signed a written agreement. The modification agreement and supplementary agreement related to this agreement that have been properly signed by all parties are an integral part of this agreement and have the same legal effect as this agreement.

五、 管辖法律Governing Law

本协议的签署、有效性、履行和解释, 以及争议的解决受中华人民共和国法律管辖, 依中华人民共和国法律解释。

The signing, validity, performance and interpretation of this agreement, as well as the settlement of disputes, are governed by the laws of the People’s Republic of China and interpreted in accordance with the laws of the People’s Republic of China.

六、 争议的解决Dispute Resolution

6.1	在本协议各方就本协议项下条款的解释和履行发生争议时, 各方应善意通过协商解决该争议。 协商不成, 任何一方均可将有关争议提交中国国际经济贸易仲裁委员会按照其届时有效的仲裁规则仲裁解决。仲裁地点为北京, 仲裁使用之语言为中文。仲裁裁决应是终局性的, 对各方均有拘束力。

When the parties to this agreement have a dispute over the interpretation and performance of the terms of this agreement, the parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party can submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The place of arbitration shall be Beijing, and the language of arbitration shall be Chinese. The arbitration award shall be final and binding on all parties.

6.2	除各方发生争议的事项外, 各方仍应当本着善意的原则按照本协议的规定继续履行各自义务。

Except for matters in dispute between the parties, the parties shall continue to perform their respective obligations in accordance with the provisions of this agreement in accordance with the principles of good faith.

七、 通知Notification

本协议各方为履行本协议项下的权利、义务所发出的通知, 都应以书面做成, 并以专人递送、挂号邮寄、邮资预付邮寄、认可的速递服务、或图文传真的形式发送到有关一方或各方下列的地址。

The notices issued by the parties to this agreement to perform their rights and obligations under this agreement shall be made in writing and sent in the form of personal delivery, registered mail, postage prepaid mail, approved express delivery service, or graphic fax To the party concerned or the following address of each party.

甲方: 佰迦康（辽宁）健康信息咨询服务有限公司

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

电话：13998785999

Phone:13998785999

收件人:王增文

Recipient: Wang Zengwen

乙方: 辽宁康拜尔生物科技开发有限公司

Party B: Liaoning Kangbaier Biotechnology Development Co., Ltd.

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

电话：15842767931

Phone:15842767931

收件人:孙秀芝

Recipient: Sun Xiuzhi

丙方:

Party C:

孙秀芝 Sun Xiu Zhi

地址:辽宁省盘锦市兴隆台区创新街商东社区鹤翔路53-2-2-201

Address:53-2-2-201, Hexiang Road, Shangdong Community, Xininnovation Street, Xinglongtai District, Panjin City, Liaoning Province

电话:15842767931

Phone:15842767931

李静Li Jing

地址: 辽宁省盘锦市兴隆台区振兴街设计院社区56-2-301

Address:56-2-301, Zhenxing Street Design Institute Community, Xinglongtai District, Panjin City, Liaoning Province

电话: 19951128222

Phone:19951128222

李莹 Li Ying

地址:辽宁省阜新蒙古族自治县卧凤沟乡七家子村七家子南地44号

Address:No. 44 Qizi Nandi, Qizi Village, Wufenggou Township, Fuxin Mongolian Autonomous County, Liaoning Province

电话:18576703367

Phone:18576703367

苑晓燕 Yaun Xiaoyan

地址: 河北省保定市曲阳县灵山镇横河口村39号

Address:39 Henghekou Village, Lingshan Town, Quyang County, Baoding City, Hebei Province

电话: 18515666707

Phone: 18515666707

李杰Li Jie

地址: 山东省栖霞市寺口镇邴家岭村75号

Address:No.75, Bing Jialing Village, Sikou Town, Qixia City, Shandong Province

电话: 17600462172

Phone: 17600462172

孙天柱Sun Tianzhu

地址:内蒙古赤峰市翁牛特旗亿合公镇四方地村大营子村民组

Address:Dayingzi Village Group, Sifang Di Village, Renhegong Town, Wengniute Banner, Chifeng City, Inner Mongolia

电话: 13940208721

Phone:13940208721

八、 协议生效、期限及其他 Effectiveness of the agreement, time limit and others

8.1	本协议涉及甲方的书面同意、建议、指定以及其他对乙方日常经营产生重要影响的决定应当由甲方之董事会/执行董事作出。

This agreement involves Party A’s written consent, recommendation, designation, and other decisions that have a significant impact on Party B’s daily operations shall be made by Party A’s board of directors/executive directors.

8.2	本协议由协议各方于文首标明的日期签署并生效。除非甲方提前解除本协议, 否则本协议有效期限为十年, 自本协议生效之日起起算。本协议期满前, 若甲方提出要求, 则双方应根据甲方的要求延长本协议的期限, 并依甲方要求另行签署业务经营协议或继续履行本协议。

This agreement is signed and effective by the parties to the agreement on the date indicated at the beginning of the text. Unless Party A cancels this agreement in advance, the validity period of this agreement is ten years, counting from the date this agreement takes effect. Before the expiration of this agreement, if Party A makes a request, both parties shall extend the term of this agreement according to Party A’s request, and sign another business operation agreement or continue to perform this agreement in accordance with Party A’s request.

8.3	在本协议有效期内, 乙方及股东不得提前终止本协议。甲方有权在任何时候通过提前30天向乙方及股东发出书面通知的方式终止本协议。

During the validity period of this agreement, Party B and shareholders shall not terminate this agreement in advance. Party A has the right to terminate this agreement at any time by sending a written notice to Party B and shareholders 30 days in advance.

8.4	各方在此确认本协议为各方在平等互利的基础之上达成的公平合理的约定。如果本协议的任何条款和规定因适用的法律而被视为非法或不能执行, 那么该条款应被视为已从本协议中删除, 并且失效, 但本协议其他条款仍然有效, 并且应被视为从一开始就没有包含该条款。各方应相互协商, 以双方都能接受的、合法和有效的条款来取代被视为已删除的条款。

The parties hereby confirm that this agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any terms and provisions of this agreement are deemed illegal or unenforceable due to applicable laws, then the terms shall be deemed to have been deleted from this agreement and become invalid, but the other terms of this agreement are still valid and shall be considered Because this clause was not included from the beginning. The parties shall negotiate with each other to replace the deleted clauses with legal and effective clauses acceptable to both parties.

8.5	任一方未能行使本协议项下的任何权利、权力或特权, 不得作为其弃权处理。对任何权利、权力或特权的单项行使或部分行使也不得排除对任何其他权利、权力或特权的行使。

Any party’s failure to exercise any rights, powers or privileges under this agreement shall not be treated as a waiver. The single or partial exercise of any right, power or privilege shall not exclude the exercise of any other right, power or privilege.

8.6	有鉴于此, 各方经其授权代表于文首所述日期签署了本协议, 以昭信守。

In view of this, the parties have signed this agreement on the date mentioned at the beginning of the text by their authorized representatives in order to abide by it.

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甲方: 佰迦康（辽宁）健康信息咨询服务有限公司

Party A:Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: ___________________________

Authorized Representative:

乙方: 辽宁康拜尔生物科技开发有限公司

Party B: Liaoning Kangbaier Biotechnology Development Co., Ltd.

授权代表: ___________________________

Authorized Representative:

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丙方:

Party C:

孙秀芝 Sun Xiu Zhi	李静 Li Jing

李莹Li Ying	苑晓燕 Yuan Xiao Yan

李杰 Li Jie	孙天柱 Sun Tian Zhu

附件一: 授权委托书

Annex 1: Power of Attorney

授权委托书

Power of attorney

辽宁康拜尔生物科技开发有限公司(“康拜尔生物”)股东孙秀芝、李静、李莹、苑晓燕、李杰、孙天柱共持有康拜尔生物共计100%的股权, 本人孙秀芝同意将与本人所持有的85.964%的康拜尔生物股权相应的股东权利授权给佰迦康（辽宁）健康信息咨询服务有限公司（“辽宁佰迦康”）行使, 特此不可撤销地授权被授权人在本授权委托书的有效期内行使如下权利:

Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”)shareholders Sun Xiuzhi, Li Jing, Li Ying, Yaun Xiaoyan, Li Jie, Sun Tianzhu hold 100% of Kangbaier Biotechnology. I am Sun Xiuzhi Agree to authorize the shareholder rights corresponding to the 85.964% of Kangbaier Biotechnology equity held by me to Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd. ( “Baijiakang Liaoning” ), and hereby irrevocably authorize the authorized person in this power of attorney The following rights are exercised during the validity period:

授权被授权人全权代表本人, 以本人的名义作为康拜尔生物85.964%的股权的持股股东按照法律和公司章程规定行使本人所享有的全部股东权利, 包括但不限于: 提议召开股东会的权利、接受任何关于股东会召开和议事程序的通知、参加康拜尔生物股东会并行使作为85.964%的股权持有股东的全部表决权(包括在康拜尔生物股东会上作为本人的授权代表指定和任命康拜尔生物的董事、总经理, 财务总监及其他高级管理人员, 决定分红等事项)、出售或转让本人在康拜尔生物中持有的85.964%的股权等。

Authorize the authorized person to represent me in my own name as a 85.964% equity shareholder of Kangbaier Biotechnology to exercise all my shareholder rights in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholder meeting , Accept any notices about the convening of the shareholders meeting and procedures, participate in the Kangbaier Biotechnology shareholders meeting and exercise all the voting rights of the shareholders as 85.964% equity holders (including the appointment and appointment of Kangbaier Biotechnology shareholders’ meeting as my authorized representative Director, General Manager, Chief Financial Officer and other senior management of Kangbaier Biotechnology)、Sell or transfer 85.964% of my equity in Cambel Biological, etc.

被授权人有权指定其董事会（或执行董事）任命的个人行使本授权委托书项下授权人所授予的权利。

The Authorized Person shall have the right to appoint an individual appointed by the Board of Directors (or the Executive Director) to exercise the rights granted by the Authorized person under this Power of Attorney.

除非康拜尔生物、辽宁佰迦康、李静、李莹、苑晓燕、李杰、孙天柱及本人共同签署的《业务经营协议》因任何原因提前终止, 本授权委托书的有效期十年, 自授权委托书签署之日起算。授权委托期满, 如辽宁佰迦康提出要求, 则本人应根据辽宁佰迦康的要求延长本授权委托书的期限。

Unless the Business Operation Agreement signed by Kangbaier Biotechnology, Baijiakang Liaoning, Li Jing, Li Ying, Yuan Xiaoyan, Li Jie, Sun Tianzhu and myself is prematurely terminated for any reason, this Power of Attorney shall be valid for ten years from the date of execution of the Power of Attorney. Upon the expiration of the term of authorization, if requested by Baijiakang Liaoning, I shall extend the term of this Power of attorney as required by Baijiakang Liaoning.

[以下无正文]

[No text below]

（本页无正文，为《授权委托书》签署页）

Signature Page Only

授权人: 孙秀芝

Authorizer: Sun Xiuzhi

被授权人: 佰迦康（辽宁）健康信息咨询服务有限公司

Authorized Person: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: ___________________________

Authorized Representative:

2022年11月27日

27 November, 2022

授权委托书

Power of Attorney

辽宁康拜尔生物科技开发有限公司(“康拜尔生物”)股东孙秀芝、李静、李莹、苑晓燕、李杰、孙天柱共持有康拜尔生物共计100%的股权, 本人孙秀芝同意将与本人所持有的85.964%的康拜尔生物股权相应的股东权利授权给佰迦康（辽宁）健康信息咨询服务有限公司（“辽宁佰迦康”）行使, 特此不可撤销地授权被授权人在本授权委托书的有效期内行使如下权利:

Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”)shareholders Sun Xiuzhi, Li Jing, Li Ying, Yaun Xiaoyan, Li Jie, Sun Tianzhu hold 100% of Kangbaier Biotechnology. I am Sun Xiuzhi Agree to authorize the shareholder rights corresponding to the 85.964% of Kangbaier Biotechnology equity held by me to Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd. ( “Baijiakang Liaoning” ), and hereby irrevocably authorize the authorized person in this power of attorney The following rights are exercised during the validity period:

授权被授权人全权代表本人, 以本人的名义作为康拜尔生物85.964%的股权的持股股东按照法律和公司章程规定行使本人所享有的全部股东权利, 包括但不限于: 提议召开股东会的权利、接受任何关于股东会召开和议事程序的通知、参加康拜尔生物股东会并行使作为85.964%的股权持有股东的全部表决权(包括在康拜尔生物股东会上作为本人的授权代表指定和任命康拜尔生物的董事、总经理, 财务总监及其他高级管理人员, 决定分红等事项)、出售或转让本人在康拜尔生物中持有的85.964%的股权等。

Authorize the authorized person to represent me in my own name as a 85.964% equity shareholder of Kangbaier Biotechnology to exercise all my shareholder rights in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholder meeting , Accept any notices about the convening of the shareholders meeting and procedures, participate in the Kangbaier Biotechnology shareholders meeting and exercise all the voting rights of the shareholders as 85.964% equity holders (including the appointment and appointment of Kangbaier Biotechnology shareholders’ meeting as my authorized representative Director, General Manager, Chief Financial Officer and other senior management of Kangbaier Biotechnology)、Sell or transfer 85.964% of my equity in Cambel Biological, etc.

被授权人有权指定其董事会（或执行董事）任命的个人行使本授权委托书项下授权人所授予的权利。

The Authorized Person shall have the right to appoint an individual appointed by the Board of Directors (or the Executive Director) to exercise the rights granted by the Authorized person under this Power of Attorney.

除非康拜尔生物、辽宁佰迦康、李静、李莹、苑晓燕、李杰、孙天柱及本人共同签署的《业务经营协议》因任何原因提前终止, 本授权委托书的有效期十年, 自授权委托书签署之日起算。授权委托期满, 如辽宁佰迦康提出要求, 则本人应根据辽宁佰迦康的要求延长本授权委托书的期限。

Unless the Business Operation Agreement signed by Kangbaier Biotechnology, Baijiakang Liaoning, Li Jing, Li Ying, Yuan Xiaoyan, Li Jie, Sun Tianzhu and myself is prematurely terminated for any reason, this Power of Attorney shall be valid for ten years from the date of execution of the Power of Attorney. Upon the expiration of the term of authorization, if requested by Baijiakang Liaoning, I shall extend the term of this Power of attorney as required by Baijiakang Liaoning.

[以下无正文]

[No text below]

（本页无正文，为《授权委托书》签署页）

Signature Page Only

授权人: 李静

Authorizer: Li Jing

被授权人: 佰迦康（辽宁）健康信息咨询服务有限公司

Authorized Person: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: ___________________________

Authorized Representative:

2022年11月27日

27 November, 2022

授权委托书

Power of Attorney

辽宁康拜尔生物科技开发有限公司(“康拜尔生物”)股东孙秀芝、李静、李莹、苑晓燕、李杰、孙天柱共持有康拜尔生物共计100%的股权, 本人孙秀芝同意将与本人所持有的85.964%的康拜尔生物股权相应的股东权利授权给佰迦康（辽宁）健康信息咨询服务有限公司（“辽宁佰迦康”）行使, 特此不可撤销地授权被授权人在本授权委托书的有效期内行使如下权利:

Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”)shareholders Sun Xiuzhi, Li Jing, Li Ying, Yaun Xiaoyan, Li Jie, Sun Tianzhu hold 100% of Kangbaier Biotechnology. I am Sun Xiuzhi Agree to authorize the shareholder rights corresponding to the 85.964% of Kangbaier Biotechnology equity held by me to Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd. ( “Baijiakang Liaoning” ), and hereby irrevocably authorize the authorized person in this power of attorney The following rights are exercised during the validity period:

授权被授权人全权代表本人, 以本人的名义作为康拜尔生物85.964%的股权的持股股东按照法律和公司章程规定行使本人所享有的全部股东权利, 包括但不限于: 提议召开股东会的权利、接受任何关于股东会召开和议事程序的通知、参加康拜尔生物股东会并行使作为85.964%的股权持有股东的全部表决权(包括在康拜尔生物股东会上作为本人的授权代表指定和任命康拜尔生物的董事、总经理, 财务总监及其他高级管理人员, 决定分红等事项)、出售或转让本人在康拜尔生物中持有的85.964%的股权等。

Authorize the authorized person to represent me in my own name as a 85.964% equity shareholder of Kangbaier Biotechnology to exercise all my shareholder rights in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholder meeting , Accept any notices about the convening of the shareholders meeting and procedures, participate in the Kangbaier Biotechnology shareholders meeting and exercise all the voting rights of the shareholders as 85.964% equity holders (including the appointment and appointment of Kangbaier Biotechnology shareholders’ meeting as my authorized representative Director, General Manager, Chief Financial Officer and other senior management of Kangbaier Biotechnology)、Sell or transfer 85.964% of my equity in Cambel Biological, etc.

被授权人有权指定其董事会（或执行董事）任命的个人行使本授权委托书项下授权人所授予的权利。

The Authorized Person shall have the right to appoint an individual appointed by the Board of Directors (or the Executive Director) to exercise the rights granted by the Authorized person under this Power of Attorney.

除非康拜尔生物、辽宁佰迦康、李静、李莹、苑晓燕、李杰、孙天柱及本人共同签署的《业务经营协议》因任何原因提前终止, 本授权委托书的有效期十年, 自授权委托书签署之日起算。授权委托期满, 如辽宁佰迦康提出要求, 则本人应根据辽宁佰迦康的要求延长本授权委托书的期限。

Unless the Business Operation Agreement signed by Kangbaier Biotechnology, Baijiakang Liaoning, Li Jing, Li Ying, Yuan Xiaoyan, Li Jie, Sun Tianzhu and myself is prematurely terminated for any reason, this Power of Attorney shall be valid for ten years from the date of execution of the Power of Attorney. Upon the expiration of the term of authorization, if requested by Baijiakang Liaoning, I shall extend the term of this Power of attorney as required by Baijiakang Liaoning.

[以下无正文]

[No text below]

（本页无正文，为《授权委托书》签署页）

Signature Page Only

授权人: 李莹

Authorizer: Li Ying

被授权人: 佰迦康（辽宁）健康信息咨询服务有限公司

Authorized Person: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: ___________________________

Authorized Representative:

2022年11月27日

27 November, 2022

授权委托书

Power of Attorney

辽宁康拜尔生物科技开发有限公司(“康拜尔生物”)股东孙秀芝、李静、李莹、苑晓燕、李杰、孙天柱共持有康拜尔生物共计100%的股权, 本人孙秀芝同意将与本人所持有的85.964%的康拜尔生物股权相应的股东权利授权给佰迦康（辽宁）健康信息咨询服务有限公司（“辽宁佰迦康”）行使, 特此不可撤销地授权被授权人在本授权委托书的有效期内行使如下权利:

Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”)shareholders Sun Xiuzhi, Li Jing, Li Ying, Yaun Xiaoyan, Li Jie, Sun Tianzhu hold 100% of Kangbaier Biotechnology. I am Sun Xiuzhi Agree to authorize the shareholder rights corresponding to the 85.964% of Kangbaier Biotechnology equity held by me to Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd. ( “Baijiakang Liaoning” ), and hereby irrevocably authorize the authorized person in this power of attorney The following rights are exercised during the validity period:

授权被授权人全权代表本人, 以本人的名义作为康拜尔生物85.964%的股权的持股股东按照法律和公司章程规定行使本人所享有的全部股东权利, 包括但不限于: 提议召开股东会的权利、接受任何关于股东会召开和议事程序的通知、参加康拜尔生物股东会并行使作为85.964%的股权持有股东的全部表决权(包括在康拜尔生物股东会上作为本人的授权代表指定和任命康拜尔生物的董事、总经理, 财务总监及其他高级管理人员, 决定分红等事项)、出售或转让本人在康拜尔生物中持有的85.964%的股权等。

Authorize the authorized person to represent me in my own name as a 85.964% equity shareholder of Kangbaier Biotechnology to exercise all my shareholder rights in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholder meeting , Accept any notices about the convening of the shareholders meeting and procedures, participate in the Kangbaier Biotechnology shareholders meeting and exercise all the voting rights of the shareholders as 85.964% equity holders (including the appointment and appointment of Kangbaier Biotechnology shareholders’ meeting as my authorized representative Director, General Manager, Chief Financial Officer and other senior management of Kangbaier Biotechnology)、Sell or transfer 85.964% of my equity in Cambel Biological, etc.

被授权人有权指定其董事会（或执行董事）任命的个人行使本授权委托书项下授权人所授予的权利。

The Authorized Person shall have the right to appoint an individual appointed by the Board of Directors (or the Executive Director) to exercise the rights granted by the Authorized person under this Power of Attorney.

除非康拜尔生物、辽宁佰迦康、李静、李莹、苑晓燕、李杰、孙天柱及本人共同签署的《业务经营协议》因任何原因提前终止, 本授权委托书的有效期十年, 自授权委托书签署之日起算。授权委托期满, 如辽宁佰迦康提出要求, 则本人应根据辽宁佰迦康的要求延长本授权委托书的期限。

Unless the Business Operation Agreement signed by Kangbaier Biotechnology, Baijiakang Liaoning, Li Jing, Li Ying, Yuan Xiaoyan, Li Jie, Sun Tianzhu and myself is prematurely terminated for any reason, this Power of Attorney shall be valid for ten years from the date of execution of the Power of Attorney. Upon the expiration of the term of authorization, if requested by Baijiakang Liaoning, I shall extend the term of this Power of attorney as required by Baijiakang Liaoning.

[以下无正文]

[No text below]

（本页无正文，为《授权委托书》签署页）

Signature Page Only

授权人: 苑晓燕

Authorizer: Yuan Xiaoyan

被授权人: 佰迦康（辽宁）健康信息咨询服务有限公司

Authorized Person: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: ___________________________

Authorized Representative:

2022年11月27日

27 November, 2022

授权委托书

Power of Attorney

辽宁康拜尔生物科技开发有限公司(“康拜尔生物”)股东孙秀芝、李静、李莹、苑晓燕、李杰、孙天柱共持有康拜尔生物共计100%的股权, 本人孙秀芝同意将与本人所持有的85.964%的康拜尔生物股权相应的股东权利授权给佰迦康（辽宁）健康信息咨询服务有限公司（“辽宁佰迦康”）行使, 特此不可撤销地授权被授权人在本授权委托书的有效期内行使如下权利:

Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”)shareholders Sun Xiuzhi, Li Jing, Li Ying, Yaun Xiaoyan, Li Jie, Sun Tianzhu hold 100% of Kangbaier Biotechnology. I am Sun Xiuzhi Agree to authorize the shareholder rights corresponding to the 85.964% of Kangbaier Biotechnology equity held by me to Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd. ( “Baijiakang Liaoning” ), and hereby irrevocably authorize the authorized person in this power of attorney The following rights are exercised during the validity period:

授权被授权人全权代表本人, 以本人的名义作为康拜尔生物85.964%的股权的持股股东按照法律和公司章程规定行使本人所享有的全部股东权利, 包括但不限于: 提议召开股东会的权利、接受任何关于股东会召开和议事程序的通知、参加康拜尔生物股东会并行使作为85.964%的股权持有股东的全部表决权(包括在康拜尔生物股东会上作为本人的授权代表指定和任命康拜尔生物的董事、总经理, 财务总监及其他高级管理人员, 决定分红等事项)、出售或转让本人在康拜尔生物中持有的85.964%的股权等。

Authorize the authorized person to represent me in my own name as a 85.964% equity shareholder of Kangbaier Biotechnology to exercise all my shareholder rights in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholder meeting , Accept any notices about the convening of the shareholders meeting and procedures, participate in the Kangbaier Biotechnology shareholders meeting and exercise all the voting rights of the shareholders as 85.964% equity holders (including the appointment and appointment of Kangbaier Biotechnology shareholders’ meeting as my authorized representative Director, General Manager, Chief Financial Officer and other senior management of Kangbaier Biotechnology)、Sell or transfer 85.964% of my equity in Cambel Biological, etc.

被授权人有权指定其董事会（或执行董事）任命的个人行使本授权委托书项下授权人所授予的权利。

The Authorized Person shall have the right to appoint an individual appointed by the Board of Directors (or the Executive Director) to exercise the rights granted by the Authorized person under this Power of Attorney.

除非康拜尔生物、辽宁佰迦康、李静、李莹、苑晓燕、李杰、孙天柱及本人共同签署的《业务经营协议》因任何原因提前终止, 本授权委托书的有效期十年, 自授权委托书签署之日起算。授权委托期满, 如辽宁佰迦康提出要求, 则本人应根据辽宁佰迦康的要求延长本授权委托书的期限。

Unless the Business Operation Agreement signed by Kangbaier Biotechnology, Baijiakang Liaoning, Li Jing, Li Ying, Yuan Xiaoyan, Li Jie, Sun Tianzhu and myself is prematurely terminated for any reason, this Power of Attorney shall be valid for ten years from the date of execution of the Power of Attorney. Upon the expiration of the term of authorization, if requested by Baijiakang Liaoning, I shall extend the term of this Power of attorney as required by Baijiakang Liaoning.

[以下无正文]

[No text below]

（本页无正文，为《授权委托书》签署页）

Signature Page Only

授权人: 李杰

Authorizer: Li Jie

被授权人: 佰迦康（辽宁）健康信息咨询服务有限公司

Authorized Person: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: ___________________________

Authorized Representative:

2022年11月27日

27 November, 2022

授权委托书

Power of Attorney

辽宁康拜尔生物科技开发有限公司(“康拜尔生物”)股东孙秀芝、李静、李莹、苑晓燕、李杰、孙天柱共持有康拜尔生物共计100%的股权, 本人孙秀芝同意将与本人所持有的85.964%的康拜尔生物股权相应的股东权利授权给佰迦康（辽宁）健康信息咨询服务有限公司（“辽宁佰迦康”）行使, 特此不可撤销地授权被授权人在本授权委托书的有效期内行使如下权利:

Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”)shareholders Sun Xiuzhi, Li Jing, Li Ying, Yaun Xiaoyan, Li Jie, Sun Tianzhu hold 100% of Kangbaier Biotechnology. I am Sun Xiuzhi Agree to authorize the shareholder rights corresponding to the 85.964% of Kangbaier Biotechnology equity held by me to Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd. ( “Baijiakang Liaoning” ), and hereby irrevocably authorize the authorized person in this power of attorney The following rights are exercised during the validity period:

授权被授权人全权代表本人, 以本人的名义作为康拜尔生物85.964%的股权的持股股东按照法律和公司章程规定行使本人所享有的全部股东权利, 包括但不限于: 提议召开股东会的权利、接受任何关于股东会召开和议事程序的通知、参加康拜尔生物股东会并行使作为85.964%的股权持有股东的全部表决权(包括在康拜尔生物股东会上作为本人的授权代表指定和任命康拜尔生物的董事、总经理, 财务总监及其他高级管理人员, 决定分红等事项)、出售或转让本人在康拜尔生物中持有的85.964%的股权等。

Authorize the authorized person to represent me in my own name as a 85.964% equity shareholder of Kangbaier Biotechnology to exercise all my shareholder rights in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholder meeting , Accept any notices about the convening of the shareholders meeting and procedures, participate in the Kangbaier Biotechnology shareholders meeting and exercise all the voting rights of the shareholders as 85.964% equity holders (including the appointment and appointment of Kangbaier Biotechnology shareholders’ meeting as my authorized representative Director, General Manager, Chief Financial Officer and other senior management of Kangbaier Biotechnology)、Sell or transfer 85.964% of my equity in Cambel Biological, etc.

被授权人有权指定其董事会（或执行董事）任命的个人行使本授权委托书项下授权人所授予的权利。

The Authorized Person shall have the right to appoint an individual appointed by the Board of Directors (or the Executive Director) to exercise the rights granted by the Authorized person under this Power of Attorney.

除非康拜尔生物、辽宁佰迦康、李静、李莹、苑晓燕、李杰、孙天柱及本人共同签署的《业务经营协议》因任何原因提前终止, 本授权委托书的有效期十年, 自授权委托书签署之日起算。授权委托期满, 如辽宁佰迦康提出要求, 则本人应根据辽宁佰迦康的要求延长本授权委托书的期限。

Unless the Business Operation Agreement signed by Kangbaier Biotechnology, Baijiakang Liaoning, Li Jing, Li Ying, Yuan Xiaoyan, Li Jie, Sun Tianzhu and myself is prematurely terminated for any reason, this Power of Attorney shall be valid for ten years from the date of execution of the Power of Attorney. Upon the expiration of the term of authorization, if requested by Baijiakang Liaoning, I shall extend the term of this Power of attorney as required by Baijiakang Liaoning.

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（本页无正文，为《授权委托书》签署页）

Signature Page Only

授权人: 孙天柱

Authorizer: Sun Tianzhu

被授权人: 佰迦康（辽宁）健康信息咨询服务有限公司

Authorized Person: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: ___________________________

Authorized Representative:

2022年11月27日

27 November, 2022